SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                -----------------

                         DWS Enhanced S&P 500 Index Fund
              (Effective December 15, 2008: DWS S&P 500 Plus Fund)

On October 27, 2008, the shareholders of the fund approved a new investment management and unitary fee agreement ("Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"), the fund's investment advisor. The Agreement will become effective on January 1, 2009, concurrently with changes in the fund's investment strategy, as described below.

(1) DIMA will manage the fund's portfolio using a combination of (i) a passive Standard & Poor's 500 Index(R) tracking strategy, and (ii) a global tactical asset allocation overlay strategy known as iGAP (integrated Global Alpha Platform) that seeks to provide enhanced returns. Through December 31, 2008, DIMA will rebalance the fund's equity holdings to more closely reflect the characteristics of the S&P 500 Index (consistent with a passive index strategy) and to make assets available to implement the iGAP overlay strategy. This process could result in a temporary increase in the portfolio turnover rate (and related transactional expenses) and the realization of capital gains and losses that may result in increased taxable distributions by the fund, including distributions taxed at ordinary income tax rates. Northern Trust Investments, N.A. will no longer serve as a subadvisor to the fund.

(2) Effective January 1, 2009: DIMA will, in addition to providing investment management services to the fund, assume responsibility for the payment of all of the fund's day-to-day operating expenses. DIMA will pay, among other expenses, the fees of the fund's custodian, administrator, transfer agent, and other service providers to the fund. DIMA will not be responsible for paying distribution fees and expenses, brokerage and other portfolio trading expenses and taxes, as well as any extraordinary expenses (as determined by the fund's Board of Trustees).



                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group
October 28, 2008
DESP500IF-3601

In return, the fund will pay DIMA a fee ("Unitary Fee") of 0.50% of the fund's average daily net assets. Beginning on January 1, 2010, this fee may be reduced to as low as zero or raised to as high as 1.00%, depending on how the fund's investment performance compares to a performance benchmark linked to the Standard & Poor's 500 Index.

In addition, on or about December 15, 2008, the fund will be renamed DWS S&P 500 Plus Fund.


















               Please Retain This Supplement for Future Reference



October 28, 2008
DESP500IF-3601
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